UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                              _____________________

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2006

                              WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)

             Nevada                             000-50028                              46-0484987
 (State or other jurisdiction of        (Commission File Number)          (I.R.S. Employer Identification No.)
         incorporation)

                3131 Las Vegas Boulevard South
                       Las Vegas, Nevada                                                 89109
  (Address of principal executive offices of each registrant)                          (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On May 8, 2006, Wynn Resorts, Limited (the "Company") entered into an employment agreement with Mr. Wesley Allison, pursuant to which Mr. Allison will serve as Chief Accounting Officer of the Company. Mr. Allison's employment agreement has a term of three years, unless sooner terminated as a result of his death, disability or termination for cause, failure to obtain or retain any necessary license or approval of gaming regulatory authorities or a material breach of the agreement by the Company.

The agreement provides for an initial base salary of $300,000 per year, and eligibility for an annual bonus pursuant to the Company's performance-based bonus plan. In addition, effective as of May 8, 2006, the Company paid Mr. Allison a one-time lump-sum bonus of $30,000 and granted Mr. Allison 5,000 restricted shares of common stock of the Company. All of the shares of restricted stock will vest on May 8, 2011.

A copy of Mr. Allison's employment agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 8, 2006, the Company appointed Mr. Wesley Allison to the position of Chief Accounting Officer.

Prior to joining the Company, Mr. Allison, 45, served as the Acting Chief Accounting Officer of the Las Vegas Sands Corp. from December 1, 2005 to May 2006. Mr. Allison also served as Vice President, Finance of the Venetian Casino Resort LLC, a subsidiary of Las Vegas Sands Corp., from August 2005 to May 2006. From June 2005 to August 2005, Mr. Allison was a consultant to Harrah's Entertainment Inc. From May 2004 until June 2005, Mr. Allison was the Senior Vice President, Interim Chief Financial Officer and Corporate Controller at Caesars Entertainment, Inc. From July 2002 until May 2004, he was the Senior Vice President and Corporate Controller, and from December 1998 until July 2002, he was the Vice President and Corporate Controller, at Caesars Entertainment, Inc.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits:

                  Exhibit
                  Number              Description
                  ------              -----------

                  10.1 Employment Agreement, dated as of May 8, 2006, by and between Wynn Resorts, Limited and Wesley Allison.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 11, 2006

                                                  Wynn Resorts, Limited



                                                  By:    /s/ John Strzemp
                                                        -----------------------
                                                        John Strzemp
                                                        Chief Financial Officer